March 13, 2009

Tremisis Energy Acquisition Corporation II
2925 Briarpark, Suite 150-A
Houston, TX 77042
Attention: Ronald D. Ormand

Each of the Investors
set forth in Schedule A
c/o SoftForum Co., Ltd.
(135-270) 7th Floor, SoftForum B/D.
545-7 Dogok-Dong,
Gangnam-Gu, Seoul 135-270 S. Korea
Attention: Sang-Chul Kim, Chairman

Dear Sirs:

Pursuant to that certain Registration Rights Agreement (the “RRA”), dated as of December 6, 2007, by and among Tremisis Energy Acquisition Corporation II, a Delaware Corporation (the “Company”), and the respective undersigned parties (each, individually, a “Stockholder”, and collectively, the “Stockholders”), the Company has granted the Stockholders certain registration rights (the “Registration Rights”) with respect to (a) the shares (the “Warrant Shares”) of common stock of the Company underlying warrants (the “Warrants”) purchased by the Stockholders under the terms of certain Warrant Subscription Agreements (the “Agreements”), by and between the Company and each respective Stockholder, and (b) the shares of common stock (the “Insider Shares”, and together with the Warrant Shares, the “Registrable Securities”) purchased by the Stockholders from the Company prior to the Company’s initial public offering.

The Stockholders have executed an agreement (the “Put/Call Agreement”) of even date herewith pursuant to which the parties have granted each other put and call options by which the Stockholders may sell the Warrants and transfer, for no consideration, certain of the Insider Shares to the investors set forth in Schedule A attached hereto (the “Investors”), in the amounts identified in Schedule A upon consummation of a Business Combination (defined in the RRA).  In connection with the potential sale of the Warrants and transfer of certain of the Insider Shares upon consummation of a Business Combination, the Stockholders desire to assign their Registration Rights conditionally with respect to the Warrants and Insider Shares that may be sold and transferred to the Investors in accordance with Section 6.2 of the RRA, and the Company has agreed to consent to such assignment. Accordingly, upon consummation of a Business Combination and subsequent sale of Warrants and transfer of Insider Shares, the Stockholders’ Registration Rights with respect to such securities shall be assigned to the Investors.  The Stockholders shall maintain their Registration Rights with respect to any Insider Shares not transferred to the Investors.  Until the Warrants and Insider Shares are transferred in accordance with the Put/Call Agreement, the Registration Rights will not be assigned by the Stockholders to the Investors.  Upon consummation of a Business Combination and sale of the Warrants and transfer of Insider Shares, the Investors shall become parties to the RRA and the parties thereto hereby consent to amend such RRA at that time such that the Investors shall have all the benefits of the Stockholders with respect to the transferred Warrants and the Registrable Securities under the RRA as if they were original parties thereto.

This letter serves as each Stockholder’s irrevocable assignment of the Registration Rights, and the Company’s consent to such assignment.

[Signatures on next page.]

Very truly yours,

SELLERS:

/s/ Lawrence S. Coben
Lawrence S. Coben

/s/ Ronald D. Ormand
Ronald D. Ormand

/s/ Jon Schotz
Jon Schotz

/s/ Charles A. Norris
Charles A. Norris

/s/ Stephen N. Casati
Stephen N. Casati

/s/ Bill Goldstein
Bill Goldstein

/s/ Dean Vanech
Dean Vanech

/s/ Dean Vanech
Olympus Capital Investment, LLC
By: Dean Vanech
Its: Member

/s/ Jerry Doren
Jerry Doren

/s/ Owen Coleman
Owen Coleman

[Signature Page - Registration Rights Assignment Letter]

/s/ Bill Armstrong
Bill Armstrong

/s/ Trevor Wilson
Trevor Wilson

/s/ Brian McInerney
Brian McInerney

/s/ Richard Kassar
Richard Kassar

/s/ David Levine
David Levine

/s/ Jim Land
Jim Land

/s/ David A. Preiser
David A. Preiser

/s/ Gary C. Evans
Gary C. Evans

/s/ Jonathan Jacobs
Jonathan Jacobs

The undersigned acknowledges and consents to the foregoing terms.

COMPANY:

TREMISIS ENERGY ACQUISITION CORPORATION II

By:	/s/ Lawrence S. Coben
Name: Lawrence S. Coben
Title: Chief Executive Officer

[Signature Page - Registration Rights Assignment Letter]

Schedule A

Seller	Insider Shares	Warrants
Lawrence S. Coben	794,187	450,000
Ronald D. Ormand	794,187	450,000
Jon Schotz	138,391	250,000
Charles A. Norris	138,391	250,000
Stephen N. Casati	18,528	-
Bill Goldstein	26,969	75,000
Dean Vanech	35,959	-
Olympus Capital Investment, LLC	-	100,000
Jerry Doren	26,969	75,000
Owen Coleman	26,969	75,000
Bill Armstrong	26,969	112,500
Trevor Wilson	13,485	75,000
Brian McInerney	13,485	37,500
Richard Kassar	13,485	37,500
David Levine	13,485	37,500
Jim Land	13,485	37,500
David A. Preiser	17,979	50,000
Gary C. Evans	179,794	500,000
Jonathan Jacobs	13,485	37,500